LICENSE FOR THE RIGHT TO USE ENTRAILS

                             1  1  4  5  3
   -----------                                              -----------------
     SERIES                      NUMBER                       LICENSE  TYPE

is granted to "ZAURAL-NEFTEGAS LTD" in the person of

Director General ZHURAVLEV OLEG VENEDIKTOVICH with the purpose of

Geological exploration of the ORLOVO-PASHKOVSK ENTRAILS PARCEL with the object of hydrocarbon deposits prospecting and estimation .

The parcel is located on the territory of PETUHOVSK DISTRICT, KURGAN PROVINCE.

Description of the parcel boundaries, co-ordinates , toponymic plans, profiles and other documents are given in APPENDICES ## 1, 2.

The right to use the ground parcels is granted by ADMINISTRATION OF PETUHOVSK

DISTRICT,, letter dated 20.01.03 No. 01-26.

The copies of the documents and the description of the parcel boundaries are given in APPENDIX # 3.

The parcel has a status of geological allocation.

The date of the license term is February 28, 2008

THE FOLLOWING DOCUMENTS ARE ESSENTIAL PARTS OF  THE LICENSE:

1.License agreement on the terms of the use of the Orlovo-Pashkovsk parcel ,

Kurgan Province - 8 pp.

2. The layout of the Orlovo-Pashkovsk parcel, geographic co-ordinates of the critical points added - 1 p.

3. Petuhovsk District Administration letter dated 20.01.03 01-26 - 1 p.

4. Kurgan Administration letter dated 16.12.02 01-1-655 - 1 p.

5. The Russian Ministry of Natural Resources Decree to grant the right of use the Orlovo-Pashkovsk parcel, Kurgan Province - 1 p.

6. The certificate of governmental registration of "Zaural-Neftegas Ltd" - 1 p.


Authorized  representative                          Authorized representative
of the Russian Ministry of                          of the Russian public
Natural Resources                                   authority of Federal Subject


/s/ Sadovnik P.V.       Sadovnik P.V.
----------------


                                Company executive
                                be granted the license


                               /s/ Zhuravlev O.V.     Zhuravlev O.V.
                                -------------